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                                                                      EXHIBIT 32

                INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
                                OTHER INFORMATION

                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
                           THE CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Lottery & Totalizator Systems, Inc. (the "Company") hereby certifies that:

            (i) the Quarterly Report on Form 10-QSB of the Company for the period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 14, 2004                       /s/  M. Mark Michalko
                                                 ------------------------------
                                                 M. Mark Michalko
                                                 Chief Executive Officer and
                                                 Acting Chief Financial Officer

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